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                           BNY Hamilton Funds, Inc.

                        Supplement dated April 2, 2008
                                      To
       BNY Hamilton Equity Funds Prospectus--Class A and Investor Shares
              BNY Hamilton Funds Prospectus--Institutional Shares
                           each dated April 30, 2007

As of April 1, 2008, the BNY Hamilton Global Real Estate Securities Fund, BNY Hamilton Large Cap Equity Fund and BNY Hamilton Large Cap Value Fund will each declare dividends of net investment income annually rather than declare such dividends quarterly. In connection with this action, the following change is made to the prospectuses referenced above:

1. The first two sentences of the first paragraph in the section entitled "Distributions and Tax Considerations" are deleted and replaced with the following:

The S&P 500 Index Fund declares and pays dividends quarterly, provided there is net investment income at the end of the fiscal year. The Global Real Estate Securities Fund, Large Cap Equity Fund, Large Cap Growth Fund, Large Cap Value Fund, Small Cap Core Equity Fund, Small Cap Growth Fund, Multi- Cap Equity Fund and the International Equity Fund declare and pay dividends annually, provided that there is net investment income at the end of the fiscal year.